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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JULY 24, 2003
                Date of Report (Date of earliest event reported)


                              DATAWATCH CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                   000-19960                 02-0405716
(State or other jurisdiction of      (Commission             (I.R.S. Employer
        incorporation)               File Number)           Identification No.)



                           175 CABOT STREET, SUITE 503
                           LOWELL, MASSACHUSETTS 01854
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 441-2200
                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 9.  REGULATION FD DISCLOSURE. (INFORMATION FURNISHED PURSUANT TO ITEM 12
DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." The following information and the information set forth in Exhibit
99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On July 23, 2003, Datawatch Corporation (the "Company") issued a press release reporting its financial results for the second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        DATAWATCH CORPORATION


July 24, 2003                           By:  /s/ Robert W. Hagger
                                             --------------------
                                        Name:    Robert W. Hagger
                                        Title:   President, Chief Executive
                                                 Officer and Director


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NUMBER             DESCRIPTION
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     99.1                  Press Release dated July 23, 2003.